November 2021 Exhibit 99.2

Recently completed listing on Nasdaq with ticker CIFR – raised net proceeds of $391 million Cipher is a U.S.-Based Industrial Scale Bitcoin Mining Company Summary Currently executing strategy to develop and deploy five data centers where bitcoin production is expected to ramp up significantly throughout the course of 2022 Long-term competitive advantages compared to other miners: Source: Cipher Mining management 5-year+ power purchase agreements with compelling weighted average power price of 2.72 c / kWh Purchase agreements executed for mining rigs capable of generating up to 19.5 EH/s scheduled to be delivered in 2022 Long-term agreement with the experienced team at Bitfury for operational services and equipment

Cipher Mining’s Busy First Year in Context Source: Cipher Mining management (1) Represents 2021 YTD average USD market price across major Bitcoin exchanges, as of November 3, 2021, per Blockchain.com (2) Per Global Times article dated June 20, 2021 (3) Represents an expected total under current contractual arrangements through December 31, 2026 Tesla buys $1.5bn in bitcoin $46,364 February 8 Coinbase IPO $63,554 April 14 Bitcoin 2021 YTD Price Timeline MicroStrategy buys 1.0bn in bitcoin $50,625 February 24 First bitcoin futures ETF begins trading $61,972 October 19 China shuts down 90% of its mining capacity(2) $38,068 June 18 Definitive merger agreement with Good Works March 4 Cipher Mining is created January 7 May 19 Power contracts for up to 910 MW executed(3) August 25 Shareholder approval of business combination August 30 Cipher Mining begins trading on Nasdaq Cipher Mining 2021 YTD Timeline Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov August 30 – Bitmain September 2 – MicroBT October 11 – Bitfury Contracts for between 115k and 143k machines executed Bitcoin reaches new all-time-high $66,064 October 20 1/1/2021 2/1/2021 3/1/2021 4/1/2021 5/1/2021 6/1/2021 7/1/2021 8/1/2021 9/1/2021 10/1/2021 11/1/2021

Cipher Mining’s Long-Term Advantages Source: Cipher Mining management Requirements for a successful large scale BTC miner Capital Nasdaq Global listed company Potential for a wide variety of future financing structures Power Up to 910+ MW with current providers and 5+ year contracts Robust pipeline of potential future deals Scalability of the “Turnkey JV” for energy partners Equipment 7-year MSSA with Bitfury with ROFR and MFN pricing Executed machine contracts with Bitmain, MicroBT and Bitfury Operational Expertise 7-year MSSA with Bitfury Cipher’s best-in-class operating model

Cipher Mining’s Environmental Framework Source: Cipher Mining management (1) U.S. Energy Information Administration Data for 2020 Carbon Emissions per MWh (kg-CO2 / MWh) No purchase agreements with coal-fired power generation facilities Key Points Preference for renewable or nuclear sources of power Measure and report CO2 emissions Target carbon neutrality in mining operations by 2023 Cipher Mining’s Estimated Weighted Initial Site Portfolio — Pre-Offset Average U.S. Electricity Generation (1) Coal-based Electricity (1)

Implementation Plan & Strategy

Implementation – Site Readiness Source: Cipher Mining management 3 Phases Power readiness Infrastructure readiness Mining rig readiness Power & Infrastructure Readiness by Quarter 60 / 29 100 / 69 379 / 311 Total MW / Cipher MW Available 1 2 3 Alborz Bear (1) Bear (2) Chief (1) Chief (2) Coshocton Odessa

Implementation – Power and Infrastructure Readiness Source: Cipher Mining management

Implementation – Power and Infrastructure Readiness Source: Cipher Mining management

Implementation – Power and Infrastructure Readiness Source: Cipher Mining management

Implementation – Power and Infrastructure Readiness Source: Cipher Mining management

Implementation – Power and Infrastructure Readiness Source: Cipher Mining management

Implementation – Power and Infrastructure Readiness Note: This site is operated by Bitfury and is not owned by Cipher Mining. It is intended solely to give a visual representation of a completed site.

6.2 / 5.0 9.0 / 7.2 11.9 / 9.7 14.4 / 12.2 16.9 / 14.8 19.5 / 17.3 Implementation – Mining Rig Delivery Source: Cipher Mining management Machine Delivery Schedule by Month 0.1 / 0.0 0.2 / 0.1 0.3 / 0.1 0.8 / 0.4 1.3 / 0.6 2.6 / 1.7 4.6 / 3.4 6.7 / 4.9 8.7 / 6.6 10.5 / 8.3 12.2 / 10.1 14.0 / 11.8 Total HR / Cipher HR Available Philosophy of mining rig purchases  Maintain price discipline based on $ / TH framework Rely on long-term competitive advantages 3.4 / 2.4 Max Bitfury machine order $38.58 anticipated weighted average cost for mining rigs ($ / TH) Min Bitfury machine order

Key Statistics Weighted Average Power Price(1) (c / kWh) 2.72c Anticipated Weighted Average Cost for Mining Rigs ($ / TH) $38.58 Weighted Average Mining Rig Efficiency (J / TH) 33.2 Source: Cipher Mining management (1) Represents the expected weighted average power price across sites currently under development (2) Preliminary estimate of non-miner infrastructure capex based on the current market environment (subject to change) Anticipated Infrastructure Capex Costs per MW(2) ($) ~$450k

Consolidated Balance Sheets Source: Cipher Mining management Consolidated Balance Sheets Source: Cipher Mining management September 30, 2021 January 31, 2021 (Unaudited) ASSETS Current assets Cash and cash equivalents $282,276,578 $- Prepaid expenses 15,348,809 - Total current assets 297,625,387 - Property and equipment, net 130,451 1,637 Deposits on equipment 74,345,874 - Deferred offering costs - 171,450 Deferred investment costs 174,250 - Security deposits 9,381,172 - Total assets $381,657,134 $173,087 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) Current liabilities Accounts payable $127,878 $1,919 Accrued legal costs 1,202,293 171,450 Accrued expenses 76,923 3,198 Total current liabilities 1,407,094 176,567 Warrant liability 271,320 - Total liabilities 1,678,414 176,567 Commitments and contingencies (Note 9) Stockholders' equity (deficit) Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of September 30, 2021 and January 31, 2021 - - Common stock, $0.001 par value, 500,000,000 shares authorized, 246,381,119 shares issued and outstanding as of September 30, 2021, and 200,000,000 shares authorized and subscribed as of January 31, 2021 246,381 200,000 Subscription receivable (1,690,351) (5) Additional paid-in capital 384,508,122 (199,995) Accumulated deficit (3,085,432) (3,480) Total stockholders' equity (deficit) 379,978,720 (3,480) Total liabilities and stockholders' equity (deficit) $381,657,134 $173,087

This presentation has been prepared by Cipher Mining Inc. and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. You should read the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021 and the other documents that the Company has filed with the SEC for more information about the Company. You can obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov or on our website at https://investors.ciphermining.com/financial-information/sec-filings. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. The Company bases these forward-looking statements on its current expectations, plans and assumptions that the Company has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual results or results of operations and could cause actual results to differ materially from those expressed in the forward- looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. All future written and oral forward-looking statements made in connection with this presentation attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by this paragraph. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining, Inc. All rights reserved. Safe Harbor

Appendix

Consolidated Statement of Operations Source: Cipher Mining management Consolidated Statement of Operations Source: Cipher Mining management Three Months Ended September 30, 2021 Eight Months Ended September 30, 2021 Costs and expenses General and administrative $2,282,256 $2,941,700 Depreciation 891 1,423 Total costs and expenses 2,283,147 2,943,123 Operating loss (2,283,147) (2,943,123) Other expense Interest income 775 775 Interest expense (26,119) (26,912) Change in fair value of warrant liability (112,692) (112,692) Total other expense (138,036) (138,829) Net loss $(2,421,183) $(3,081,952) Basic and diluted net loss per share $(0.01) $(0.01) Basic and diluted weighted average number of shares outstanding 217,644,991 206,708,013

Consolidated Statements of Changes in Stockholders' Equity (Deficit)

Three Months Ended September 30, 2021

	Common Stock Shares	Common Stock Amount	Subscription Receivable	Additional Paid-in Capital	Accumulated deficit	Total Stockholders' Equity (Deficit)
Balance as of June 30, 2021	500	$ 1	$ -	$ 4	$ (664,249)	$ (664,244)
Retroactive application of recapitalization	199,999,500	199,999	-	(199,999)	-	-
Balance as of June 30, 2021, after effect of reverse acquisition	200,000,000	200,000	-	(199,995)	(664,249)	(664,244)
Business Combination, net of redemptions and equity issuance costs of $41.0 million	46,381,119	46,381	(1,690,351)	384,708,117	-	383,064,147
Net loss	-	-	-	-	(2,421,183)	(2,421,183)
Balance as of September 30, 2021	246,381,119	$ 246,381	$ (1,690,351)	$ 384,508,122	$ (3,085,432)	$ 379,978,720

Eight Months Ended September 30, 2021

	Common Stock Shares	Common Stock Amount	Subscription Receivable	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Equity (Deficit)
Balance as of January 31, 2021, as previously reported	500	1	$ (5)	$ 4	$ (3,480)	$ (3,480)
Retroactive application of recapitalization	199,999,500	199,999	-	(199,999)	-	-
Balance as of January 31, 2021, after effect of reverse acquisition	200,000,000	200,000	(5)	(199,995)	(3,480)	(3,480)
Cash received for common stock subscribed	-	-	5	-	-	5
Business Combination, net of redemptions and equity issuance costs of $41.0 million	46,381,119	46,381	(1,690,351)	384,708,117	-	383,064,147
Net loss	-	-	-	-	(3,081,952)	(3,081,952)
Balance as of September 30, 2021	246,381,119	$ 246,381	$ (1,690,351)	$ 384,508,122	$ (3,085,432)	$ 379,978,720

Source: Cipher Mining management

20

Consolidated Statement of Cash Flows Source: Cipher Mining management Consolidated Statement of Cash Flows Source: Cipher Mining management Eight Months Ended September 30, 2021 Cash flows from operating activities Net loss $(3,081,952) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation 1,423 Change in fair value of warrant liability 112,692 Changes in assets and liabilities: Prepaid expenses (14,915,623) Security deposits (9,381,172) Accounts payable 86,986 Accrued legal costs 3,600 Accrued expenses 73,725 Net cash used in operating activities (27,100,321) Cash flows from investing activities Deposits on equipment (74,345,874) Purchases of property and equipment (130,237) Net cash used in investing activities (74,476,111) Cash flows from financing activities Proceeds from borrowings on related party loan 7,038,038 Repayments under related party loan (7,038,038) Proceeds from the issuance of common stock 5 Business Combination, net of issuance costs paid 383,853,005 Net cash provided by financing activities 383,853,010 Net increase in cash and cash equivalents 282,276,578 Cash and cash equivalents, beginning of the period - Cash and cash equivalents, end of the period $282,276,578 Supplemental disclosure of cash flow information Cash paid for interest $89 Cash paid for income taxes, net $- Supplemental disclosure of noncash investing and financing activities Business Combination costs included in accrued legal costs $1,024,443 Business Combination costs included in accounts payable $38,973 Net assets assumed from GWAC in the Business Combination $433,186 Non-cash fair value of private warrants $261,060 Deferred investment costs included in accrued legal costs $174,250

November 2021